SECOND AMENDMENT
                            TO CENTURY CASINOS, INC.
                        EMPLOYEES' EQUITY INCENTIVE PLAN
                             AS AMENDED AND RESTATED




                           Dated as of March 12, 2001

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                               SECOND AMENDMENT TO
                              CENTURY CASINOS, INC.
                        EMPLOYEES' EQUITY INCENTIVE PLAN
                             AS AMENDED AND RESTATED

     This Second Amendment to Century Casinos, Inc. Employees' Equity Incentive Plan, as Amended and Restated, is entered into and approved by the Board of Directors to become effective as of March 12, 2001.

                                    RECITALS

A. Establishment. Century Casinos Inc., a Colorado corporation (hereinafter referred to, together with its Affiliated Corporations (as defined in section  2.1(a)  as  the  "Company"  except  where  the  context  otherwise requires), established the Century Casinos, Inc. Employees' Equity Incentive Plan (the "Plan") for certain key employees of the Company, effective April 29, 1994.

B.   Amendment.  The Board of Directors now wishes to amend the Plan pursuant to
     Section 15, "Plan Amendment, Modification and Term."

C.   Since  the  Amendment   pertains  only  to  Non-Statutory   stock  options,
     stockholder approval is not required to enable the Plan to meet applicable statutory or regulatory requirements.

     NOW, THEREFORE, the Board of Directors hereby amends the Plan as follows:

     1. Section 7.2 (f), Transferability, is hereby amended, to read in its entirety as follows:

     "(f) Transferability.

          (i) Each stock option agreement for Incentive Stock Options, as defined herein, shall provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution, and that such Option is exercisable during the Option Holder's lifetime only by him or her, or in the event of disability or incapacity, by his or her guardian or legal representative.


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          (ii) Each stock option agreement for Non-Statutory  Stock Options,  as defined herein, shall allow the limited transferability of such options (a) to legal entities which are 100% owned or controlled by the Optionee, or if not 100% owned or controlled by the Optionee, pursuant to conditions of transfer wherein only the Optionee or the Trust Managers of Optionee's Family Trust, during the Optionee's lifetime and as long as Optionee is one of the beneficiaries of such Family Trust, can exercise such options; or
     (b) by will or pursuant to the laws of descent and distribution.

          As to stock options transferred under (ii) (a) or (b) above, such Option is exercisable (i) during the Option Holder's lifetime and as long as Optionee is one of the beneficiaries of such Family Trust only by the Optionee, the Trust Managers of Optionee's Family Trust, or (ii) in the event of Optionee's disability or incapacity, by his or her guardian or legal representative, or (iii) in the event of the death of Optionee by the Trust Managers of Optionee's Family Trust for a period of 90 days from the death of Optionee."

     2. All other terms, conditions and provisions of the Plan and hereby ratified, confirmed and approved, and shall remain unchanged, in full force and effect.


     Signed by the Board of Directors this 12 day of March, 2001.

                                                      CENTURY CASINOS, INC.

                                                             /s/ Erwin Haitzmann
                                                       -------------------------
                                                                 Erwin Haitzmann


                                                            /s/ Peter Hoetzinger
                                                       -------------------------
                                                                Peter Hoetzinger


                                                                /s/ James Forbes
                                                       -------------------------
                                                                    James Forbes

                                      -2-
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                                                         /s/ Gottfried Shellmann
                                                       -------------------------
                                                             Gottfried Shellmann


                                                          /s/ Robert S. Eichberg
                                                       -------------------------
                                                              Robert S. Eichberg


                                                               /s/ Dinah Corbaci
                                                         -----------------------
                                                                   Dinah Corbaci

                                      -3-
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